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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 24, 1997
                                                 ----------------

                              CALIBER SYSTEM, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


     Ohio                             0-10716                 34-1365496
----------------------------  -----------------------      --------------------
(State or other jurisdiction  (Commission File Number)     (IRS Employer
of incorporation                                            Identification No.)


                 3560 W. Market Street, Akron, Ohio 44334-0459
                 ---------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code (330) 665-5646

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Caliber System, Inc. Form 8-K

                         INFORMATION REQUIRED IN REPORT

ITEM 5.  OTHER EVENTS

The Registrant's news release dated January 24, 1997, a copy of which is attached hereto as Exhibit 99, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits.

     99  Caliber System, Inc. News Release dated January 24, 1997.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                            CALIBER SYSTEM, INC.
                                            ----------------------------
                                            REGISTRANT



Date: January 24, 1997                      By: /s/ John E. Lynch
                                                ------------------------
                                                John E. Lynch
                                                Vice President, General Counsel
                                                and Secretary
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                                 EXHIBIT INDEX

EXHIBIT NO.

    99          Caliber System, Inc. News Release dated January 24, 1997.